Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Relationserve Media, Inc. (the
"Company") on Form 10-QSB for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Danielle Karp, Principal Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1)   the Report fully complies with the requirements of Section 13(a)
               or 15(d) of the Securities Exchange Act of 1934; and

         (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Company.

/s/Danielle Karp
---------------------------
Danielle Karp
Principal Executive Officer
November 17, 2005